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EXHIBIT 99.1

LETTER OF ELECTION AND TRANSMITTAL

ST. JUDE MEDICAL, INC.

Offer by St. Jude Medical, Inc., through Asteroid Subsidiary Corporation to Exchange Each Outstanding Share of Common Stock
of
AGA MEDICAL HOLDINGS, INC.

Please read and follow the accompanying instructions carefully and deliver to:

By Mail:	By Hand or Overnight Courier:
Wells Fargo Shareowner Services Voluntary Corporate Actions Department P.O. Box 64854 St. Paul, MN 55164-0854	By 5 P.M. C.S.T. on Expiration Date Wells Fargo Shareowner Services Voluntary Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

For additional information: call the Information Agent

Pursuant to the Offer to Exchange dated October 20, 2010
for
$20.80 in Cash
or
$20.80 in Fair Market Value of Common Stock of St. Jude Medical, Inc.

subject in each case, to adjustment and proration as described in the Prospectus/Offer to Exchange and this Letter of Election and Transmittal.

THE OFFER AND THE WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT (ONE MINUTE AFTER 11:59 P.M.) NEW YORK TIME, ON NOVEMBER 17, 2010, UNLESS EXTENDED.

DESCRIPTION OF SHARES TENDERED

(Must be signed by all registered shareholders; include legal capacity if signing on behalf of an entity) (Please Fill in, if blank)	Share Certificate(s) and Share(s) Tendered (Please attach additional signed list, if necessary)

	Certificate Number(s) and/or indicate Book-Entry or DRP shares	Total Number of Shares Represented by Certificate(s)	Number of Shares Tendered(1,2)

Total Shares Tendered

(1)
If shares are held in Book-Entry form or in a Reinvestment Plan, you must indicate the number of shares you are tendering

(2)
Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Depositary Agent will be deemed to have been tendered. See Instruction 4.

        Delivery of this Letter of Election and Transmittal to an address other than as set forth above will not constitute a valid delivery to the Depositary Agent. You must sign this Letter of Election and Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below (or the appropriate Form W-8).

        The instructions accompanying this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed. All capitalized terms used herein, but not defined herein, shall have the meanings set forth in the Prospectus/Offer to Exchange dated October 20, 2010 (as may be amended or supplemented from time to time, the "Prospectus/Offer to Exchange"). AGA Medical Holdings, Inc. ("AGA") stockholders must sign this Letter of Election and Transmittal in the appropriate space provided therefor, with signature guarantee if required, and complete the substitute Form W-9 attached or applicable Form W-8, as applicable.

        This Letter of Election and Transmittal is to be used for the tender of shares of AGA common stock, par value $0.01 per share (the "AGA Shares") in this Offer to Exchange described in this Letter of Election and Transmittal (the "Offer"). Tendering AGA stockholders may use this form if certificates representing AGA Shares ("Share Certificates") are to be forwarded herewith or, unless an agent's message is utilized, if delivery of AGA Shares is to be made by book-entry transfer to the account of Wells Fargo Shareowner Services (the "Exchange Agent") at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus/Offer to Exchange under the caption "The Transaction—Procedure for Tendering."

        Stockholders whose share certificates are not immediately available or who cannot deliver their share certificates and all other required documents to the Exchange Agent on or prior to the expiration date of the Offer, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their AGA Shares according to the guaranteed delivery procedure set forth in the Prospectus/Offer to Exchange under the caption "The Transaction—Procedure for Tendering." See Instruction 2. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned hereby tenders for exchange the AGA Shares described in the box entitled "Description of Share(s) Enclosed" above pursuant to the terms and conditions of this Letter of Election and Transmittal and the Prospectus/Offer to Exchange. Such tenders are subject to the Offer elections specified below, or if no Offer election is specified, will be deemed tendered with no election. See "The Transaction—Elections and Proration" in the Prospectus/Offer to Exchange.

TENDER OFFER ELECTION
(See Instruction 13)

☐
CHECK HERE TO ELECT TO RECEIVE CASH FOR ALL AGA SHARES TENDERED, SUBJECT TO ADJUSTMENT PRORATION.

☐
CHECK HERE TO ELECT TO RECEIVE SHARES OF COMMON STOCK OF ST. JUDE MEDICAL, INC. FOR ALL AGA SHARES TENDERED, SUBJECT TO ADJUSTMENT PRORATION AND THE PAYMENT OF NET CASH PROCEEDS FROM THE SALE OF A FRACTIONAL SHARE.

☐
CHECK HERE TO ELECT TO RECEIVE A COMBINATION OF CASH and SHARES OF COMMON STOCK OF ST. JUDE MEDICAL, INC. FOR AGA SHARES TENDERED, SUBJECT TO ADJUSTMENT AND PRORATION AND THE PAYMENT OF NET CASH PROCEEDS FROM THE SALE OF A FRACTIONAL SHARE. SPECIFY THE NUMBER OF AGA SHARES TENDERED TO RECEIVE CASH AND THE NUMBER TENDERED TO RECEIVE SHARES.

NUMBER OF AGA SHARES TO BE TENDERED TO RECEIVE:

CASH:

ST. JUDE MEDICAL COMMON STOCK:

TENDER OF SHARES

☐
CHECK HERE IF TENDERED AGA SHARES ARE BEING DELIVERED HEREWITH.

☐
CHECK HERE IF TENDERED AGA SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER AGA SHARES BY BOOK-ENTRY TRANSFER):

Name(s) of Tendering Institution:

Account Number:

Transaction Code Number:
☐
CHECK HERE IF TENDERED AGA SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND PROVIDE THE FOLLOWING:

Name(s) of Tendering Stockholder(s):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

NOTE: THIS LETTER OF ELECTION AND TRANSMITTAL
MUST BE SIGNED ON PAGE 9.
Please read accompanying instructions carefully.

Ladies and Gentlemen:

        The undersigned hereby tenders to St. Jude Medical, Inc., a Minnesota corporation ("St. Jude Medical"), through Asteroid Subsidiary Corporation, a Delaware corporation and an indirect, wholly-owned subsidiary of St. Jude Medical, Inc. ("Offeror"), the above-described shares of common stock, par value $0.01 par value per share (the "AGA Shares") of AGA Medical Holdings, Inc., a Delaware corporation ("AGA"), pursuant to Offeror's offer to exchange for each outstanding AGA Share validly tendered and not properly withdrawn in the Offer (as defined below), at the election of the holder of such AGA Share:

  •
  $20.80 in cash, without interest (the "Cash Consideration"), or

  •
  $20.80 in Fair Market Value of St. Jude Medical, Inc. common stock (the "Stock Consideration"),

less any applicable withholding taxes, and upon the terms and subject to the conditions set forth in the Prospectus/Offer to Exchange, dated October 20, 2010 (as may be amended or supplemented from time to time, the "Prospectus/Offer to Exchange") and in this Letter of Election and Transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the "Offer"). If the cash proceeds payable to the undersigned are insufficient to satisfy any tax withholding obligation, the undersigned authorizes the Exchange Agent to withhold Stock Consideration, valued at $20.80 per share, to satisfy such withholding obligation. Receipt of the Letter of Election and Transmittal and Prospectus/Offer to Exchange is hereby acknowledged.

        The undersigned elects to have his, her or its AGA Shares purchased or exchanged pursuant to one or more of the following options, as indicated in the "Tender Offer Election" box above:

  •
  the undersigned elects to exchange each of his, her or its tendered AGA Shares for cash, subject to proration as described below and in the Prospectus/Offer to Exchange; or

  •
  the undersigned elects to exchange each of his, her or its tendered AGA Shares for shares of St. Jude Medical common stock, subject to proration and the payment of net cash proceeds from the sale of a fractional share as described below and in the Prospectus/Offer to Exchange; or

  •
  the undersigned elects to exchange a portion of his, her or its tendered AGA Shares for cash and a portion for shares of St. Jude Medical common stock, in each case subject to proration and the payment of net cash proceeds from the sale of a fractional share as described below and in the Prospectus/Offer to Exchange.

        If the undersigned fails to properly make a tender offer election, the undersigned will be deemed to have tendered his, her or its AGA Shares with no election. See "The Transaction—Procedure for Tendering" in the Prospectus/Offer to Exchange.

        The aggregate cash or stock consideration that the undersigned may receive in the Offer is subject to the following limitations:

  •
  the maximum amount of cash payable in the Offer is $20.80 multiplied by 50% of the aggregate AGA Shares tendered in the Offer (subject to reduction in certain limited circumstances). Thus, up to 50% of AGA Shares tendered in the Offer will be exchanged for cash;

  •
  the maximum number of shares of St. Jude Medical common stock payable in the Offer is $20.80 (subject to increase in certain limited circumstances) multiplied by 50% of the total AGA

    Shares tendered in the Offer. Thus, up to 50% of AGA Shares tendered in the Offer will be exchanged for St. Jude Medical common stock;

  •
  in no event will the number of shares of St. Jude Medical common stock to be paid exceed 19.9% of St. Jude Medical common stock at the time of the closing of the Offer.

Therefore, elections will be subject to proration if holders of AGA Shares, in the aggregate, elect to receive more than the maximum amount of consideration to be paid in the form of cash or St. Jude Medical common stock, as the case may be.

        Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the AGA Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the AGA Shares that are being tendered hereby (and any and all AGA Shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such AGA Shares on or after October 15, 2010 (each of such events a "Distribution")) and irrevocably appoints the Exchange Agent the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such AGA Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates representing AGA Shares ("Share Certificates") (and any Distribution), or transfer ownership of such AGA Shares (and any Distribution), including those on the account books maintained by DTC, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Offeror, (ii) present such AGA Shares (and any Distribution) for transfer on the books of AGA, and (iii) receive all benefits and otherwise exercise all rights of ownership, beneficial or otherwise, of such AGA Shares (and any Distribution), all in accordance with the terms of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the AGA Shares tendered hereby (and any Distribution) and that when the same are accepted for exchange by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances and adverse claims and such AGA Shares (and any Distribution) will not be transferred to Offeror in violation of any contractual or other restriction on the transfer thereof. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Offeror to be necessary or desirable to complete the sale, assignment and transfer of the AGA Shares tendered hereby (and any Distribution).

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus/Offer to Exchange in the section entitled "The Transaction—Withdrawal Rights," this tender is irrevocable.

        Tender of AGA Shares pursuant to any one of the procedures described in the Prospectus/Offer to Exchange under the caption "The Transaction—Procedure for Tendering" and in the instructions hereto will constitute a binding agreement between the undersigned and Offeror upon the terms and subject to the conditions of the Offer, including the undersigned's representation that the undersigned owns the AGA Shares being tendered. The undersigned recognizes that under certain circumstances set forth in the Prospectus/Offer to Exchange, Offeror may not be required to accept for exchange any of the AGA Shares tendered hereby.

        The delivery and surrender of AGA Shares tendered by the undersigned is not effective, and the risk of loss of AGA Shares does not pass to the Exchange Agent, until the Exchange Agent receives this Letter of Election and Transmittal, duly completed and signed, or an agent's message (as discussed in the Prospectus/Offer to Exchange in the section entitled "The Transaction—Procedure for

Tendering") in connection with a book-entry transfer of AGA Shares, together with all accompanying evidences of authority in form satisfactory to Offeror and any other required documents. The undersigned understands that all questions as to the form of documents (including notices of withdrawal) and the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tender of AGA Shares will be determined by Offeror in its sole discretion and such determination shall be final and binding upon all tendering AGA stockholders. No tender of AGA Shares is valid until all defects and irregularities in tenders of AGA Shares have been cured or waived and none of Offeror, St. Jude Medical or the Exchange Agent, the Information Agent or any other person is under any duty to give notification of any defects or irregularities in the tender of any AGA Shares or will incur any liability for failure to give any such notification.

        Unless otherwise indicated in the section of this Letter of Election and Transmittal entitled "Special Payment Instructions," the undersigned hereby requests that the shares of St. Jude Medical common stock and/or a check for cash (including any net cash proceeds from the sale of a fractional share of St. Jude Medical common stock), and the return of any AGA Shares not tendered or not accepted for exchange, be issued in the name(s) of the undersigned (and, in the case of AGA Shares tendered by book-entry transfer, by credit to the applicable account at DTC designated above as tendering such shares). The undersigned recognizes that Offeror has no obligation, pursuant to the "Special Payment Instructions," to transfer any AGA Shares from the name of the registered holder(s) thereof if Offeror does not accept for exchange any of the AGA Shares so tendered.

        Similarly, unless otherwise indicated in this Letter of Election and Transmittal entitled "Special Delivery Instructions," the undersigned hereby requests that the shares of St. Jude Medical common stock and/or a check for cash (including any net cash proceeds from the sale of a fractional share of St. Jude Medical common stock) and any Share Certificates not tendered or not accepted for exchange (and accompanying documents, as appropriate) to be mailed to the undersigned at the address shown above in "Description of Share(s) Enclosed."

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the (check or shares) accepted for payment is/are to be issued in the name of someone other than the undersigned.

Issue to:

Name:
(Please Print)

Address:

(Taxpayer Identification No.)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

To be completed ONLY if the (check or shares) (is/are) to be sent to someone other than the undersigned or to the undersigned at an address other than that shown under "Description of Shares Tendered."

Deliver to:

Name:
(Please Print)

Address:

IMPORTANT—SIGN HERE
(Complete Substitute Form W-9 Included Below)

Signature(s) of Owner(s)

Name(s):

Capacity (full title):

Address (include full address with zip code):

Area Code and Telephone Number:

Dated:

(Must be signed by registered holder(s) exactly as name(s) appear(s) on the Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith.

If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

SIGNATURE GUARANTEE(S)
(If required see Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY
FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized signature(s):

Name:

Title:

Name of Firm:

Address (include full address with zip code):

(Include Zip Code)

APPLY MEDALLION STAMP BELOW

The Substitute Form W-9 BELOW must be completed and signed if you are a U.S. person (as described below).

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

SUBSTITUTE	Name:

FORM W-9 Department of the Treasury Internal Revenue Service ("IRS")	Please check the appropriate box indicating your status:
☐ Individual/Sole proprietor ☐ Corporation
☐ Partnership ☐ Limited liability company.
Enter the tax classification (D = disregarded entity,
C = corporation, P = partnership)
	☐ Other	☐ Exempt payee

Payer's Request for	Address (number, street, and apt. or suite no.):

TIN and Certification	City, state and ZIP code:

Part I TIN

PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. The TIN provided must match the name given on Line 1 to avoid backup withholding. For most individuals, this is your social security number. If you do not have a TIN, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. If you have applied or intend to apply in the near future for a TIN, you must certify your TIN to the Exchange Agent on a Form W-9 (or acceptable Substitute Form W-9) in time for it to be processed in the ordinary course prior to payment, or else your reportable payment will be subject to backup withholding.		Social Security Number OR Employer Identification Number

Part II Certification Under penalties of perjury, I certify that:

  (1)
  The number shown on this form is my correct Taxpayer Identification Number; and

  (2)
  I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withhold as a result of a failure to report all interest and dividends or (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding; and

  (3)
  I am a U.S. citizen or other U.S. person. For federal tax purposes, you are considered a U.S. person if you are (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) an entity treated as a partnership, corporation for U.S. federal income tax purposes that was created or organized in the United States or under the laws of the United States, (3) an estate (other than a foreign estate), or (4) a domestic trust (as defined in regulation 301.7701-7).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Sign Here	Signature of U.S. person:	Date

NOTICE TO NON-RESIDENT ALIEN INDIVIDUALS OR FOREIGN ENTITIES (e.g. foreign corporation, partnership or trusts): DO NOT COMPLETE THE ABOVE SUBSTITUTE FORM W-9. COMPLETE THE ENCLOSED FORM W-8BEN AND/OR OTHER APPLICABLE FORM W-8. THESE FORMS ALSO MAY BE OBTAINED AT www.irs.gov OR CALL- 1-800-380-1372. FAILURE TO

COMPLETE THE APPLICABLE FORM W-8 WILL SUBJECT YOU TO FEDERAL BACKUP WITHHOLDING AT THE CURRENT APPLICABLE RATE.

NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PERCENTAGE (CURRENTLY 28%, AND SCHEDULED TO INCREASE TO 31% AS OF JANUARY 1, 2011) OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE OFFER. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN VARIOUS PENALTIES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

Instructions
Forming Part of the Terms and Conditions of the Offer

        1.    Signature Guarantees.    Except as otherwise provided below, all signatures on this Letter of Election and Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other "eligible guarantor institution" (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an "Eligible Institution"). Signatures on this Letter of Election and Transmittal need not be guaranteed (i) if this Letter of Election and Transmittal is signed by the registered holder(s) of the AGA Shares (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the AGA Shares) tendered herewith and such holder(s) have not completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Election and Transmittal or (ii) if such AGA Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Election and Transmittal and Shares Certificates; Book-Entry Confirmation; Guaranteed Delivery Procedures.    This Letter of Election and Transmittal is to be used if Share Certificates are to be forwarded herewith or book-entry shares are held on the records of the Depositary or, unless an agent's message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Prospectus/Offer to Exchange under the caption "The Transaction—Procedure for Tendering." Share Certificates for all physically delivered AGA Shares, or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all AGA Shares delivered electronically, as well as a properly completed and duly executed Letter of Election and Transmittal (or a manually signed copy thereof) or an agent's message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the front page of this Letter of Election and Transmittal by the Expiration Date. Shareholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Exchange Agent prior to 12:00 Midnight (one minute after 11:59 P.M.) New York time on November 17, 2010, unless extended from time to time by Offeror in accordance with the terms of the Offer, (the "Expiration Date"), or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their AGA Shares pursuant to the guaranteed delivery procedure described in the Prospectus/Offer to Exchange under the caption "The Transaction—Procedures for Tendering." Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by Offeror, must be received by the Exchange Agent prior to the Expiration Date; and (c) Share Certificates for all AGA Shares (or a confirmation of a book-entry transfer of such shares into the exchange agent's account at DTC as described above), in proper form for transfer, together with a properly completed and duly executed Letter of Election and Transmittal with any required signature guarantees (or, in the case of a book-entry transfer, an agent's message and all other documents required by the Letter of Election and Transmittal are received by the Exchange Agent within three trading days after the date of execution of such Notice of Guaranteed Delivery, as provided in the Prospectus/Offer to Exchange under the caption "The Transaction—Procedure for Tendering." If the Share Certificates (or a confirmation of a book-entry transfer of such shares into the exchange agent's account at DTC), together with all the documents referred to in clause (c) of the preceding sentence are not received within three trading days after the date of execution of a Notice of Guaranteed Delivery then the AGA shares subject to such Notice of Guaranteed Delivery shall not be deemed validly tendered in the Offer.

        The method of delivery of AGA Shares and all other required documents, including delivery by book-entry transfer, is at the option and risk of the tendering AGA stockholder, and the delivery will be deemed made only when actually received by the Exchange Agent. If Share Certificates are sent by mail, we recommend sending by registered mail with return receipt requested, properly insured. In all cases, sufficient time should be allowed to ensure timely delivery.

        No alternative, conditional or contingent tenders will be accepted. By executing this Letter of Election and Transmittal, the tendering AGA stockholder waives any right to receive any notice of the acceptance for payment of the AGA Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the Share Certificate numbers, the number of AGA Shares evidenced by such Share Certificates and the number of AGA Shares tendered, and the tender offer elections applicable to such tendered AGA Shares, should be listed on a separate signed schedule and attached hereto.

        4.    Partial Tenders    If fewer than all the AGA Shares represented by any Share Certificate delivered to the Exchange Agent are to be tendered, fill in the number of AGA Shares which are to be tendered in the box entitled "Description of Shares Tendered." In such case, a new certificate for the remainder of the AGA Shares represented by the old certificate will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Election and Transmittal, as promptly as practicable following the expiration or termination of the Offer. All AGA Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Election and Transmittal; Stock Powers and Endorsements.    If this Letter of Election and Transmittal is signed by the registered holder(s) of the AGA Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificates without alteration, enlargement or any change whatsoever.

        If any of the AGA Shares tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Election and Transmittal.

        If any of the AGA Shares tendered hereby are registered in different names on different Share Certificates, it will be necessary to complete, sign and submit as many separate Letters of Election and Transmittal as there are different registrations of Share Certificates.

        If this Letter of Election and Transmittal is signed by the registered holder(s) of the AGA Shares tendered hereby, no endorsements of Share Certificates or separate stock powers are required unless payment of the Offer consideration is to be made, or AGA Shares not tendered or not accepted for exchange are to be returned, in the name of any person other than the registered holder(s). Signatures on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Election and Transmittal is signed by a person other than the registered holder(s) of the AGA Shares tendered hereby, Share Certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the Share Certificates for such AGA Shares. Signature(s) on any such Share Certificates or stock powers must be guaranteed by an Eligible Institution.

        If this Letter of Election and Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

        6.    Transfer Taxes.    Except as set forth herein, Offeror will pay, or cause to be paid, any transfer taxes with respect to the sale and transfer of any AGA Shares to it or its order pursuant to the Offer. If, however, payment of the Offer consideration is to be made to, or AGA Shares not tendered or not accepted for exchange are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of AGA Shares to Offeror pursuant to the Offer, then the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the Offer consideration unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

        7.    Special Issuance and Delivery Instructions.    If certificates for shares of St. Jude Medical common stock and/or a check for cash (including net cash proceeds from the sale of a fractional share of St. Jude Medical common stock), are to be returned in the name of a person other than the person(s) signing this Letter of Election and Transmittal, or are to be mailed to someone other than the person(s) signing this Letter of Election and Transmittal, or are to be returned to the person(s) signing this Letter of Election and Transmittal at an address other than that shown above, then in each such case, the appropriate "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Election and Transmittal should be completed.

        8.    Backup Withholding.    Under U.S. federal income tax law, the Exchange Agent may be required to withhold a percentage (currently 28%, and scheduled to increase to 31% as of January 1, 2011) of the amount of any reportable payments made to certain shareholders in exchange for such shareholders' AGA Shares pursuant to the Offer. To avoid such backup withholding, each tendering shareholder must provide the Exchange Agent with such shareholder's correct taxpayer identification number ("TIN") and certify that such shareholder is not subject to such backup withholding by completing the Substitute Form W-9 included in this Letter of Transmittal (if such shareholder is a "United States person" for U.S. federal income tax purposes) or an applicable Form W-8 (if such shareholder is not a "United States person" for U.S. federal income tax purposes). In general, if a shareholder is an individual, the TIN is the Social Security number of such individual. If the Exchange Agent is not provided with the correct TIN, or other correct information, on the applicable form duly completed and signed, the shareholder may be subject to various penalties and reportable payments made to the shareholder will be subject to backup withholding. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a TIN if you do not have one and how to complete the Substitute Form W-9 if AGA Shares are held in more than one name), consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. A shareholder who does not have a TIN but has applied for one should write "Awaiting TIN" in the box in Part I of the Substitute Form W-9. If this is done, the shareholder must certify the proper TIN to the Exchange Agent on a Form W-9 (or acceptable Substitute Form W-9) in time for it to be processed in the ordinary course prior to payment, or else reportable payments to the shareholder will be subject to backup withholding.

        Certain shareholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To avoid possible erroneous backup withholding, exempt shareholders who are "United States persons" for U.S. federal income tax purposes should indicate their exempt status on the Substitute Form W-9 by checking the box labeled "Exempt Payee" and should sign and return the form. Exempt shareholders who are not "United State persons" for U.S. federal income tax purposes should, in order to satisfy the Exchange Agent that such shareholder qualifies as an exempt recipient, submit a properly completed IRS Form W-8BEN or other applicable Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Such forms can be obtained from the Exchange Agent upon request.

        Failure to complete the Substitute Form W-9 or the applicable Form W-8 will not, by itself, cause AGA Shares to be deemed invalidly tendered, but may require the Exchange Agent to withhold a portion of the amount of any Offer consideration. Backup withholding is not an additional federal income tax. Instead, the amount of tax withheld will be credited against the federal income tax liability of a person subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service provided that the required information is furnished to the Internal Revenue Service.

        Please review the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional details.

        Taxes withheld from amounts payable in connection with the Offer will be treated for all purposes as having been paid to the persons with respect to whom such amounts were withheld.

        9.    Mutilated, Lost, Stolen or Destroyed Share Certificates.    If your certificate(s) for part or all of your shares has been lost, stolen, destroyed or mutilated, you should promptly call American Stock Transfer & Trust Company, LLC ("AST"), AGA's transfer agent at (800) 937-5449 regarding the requirements for replacement of the certificate. You may be asked to post a bond to secure against the risk that the certificate may be subsequently recirculated. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen, destroyed or mutilated certificates have been followed. You are urged to contact AST immediately to ensure timely processing of documentation.

        10.    Waiver of Conditions.    To the extent permitted by applicable law, the conditions of the Offer may be waived, except for those specified in the Prospectus/Offer to Exchange as not subject to waiver, in whole or in part, by Offeror, in its sole discretion, at any time and from time to time. To the extent that Offeror waives any condition to the Offer, it will waive such condition as to all AGA Shares.

        11.    Requests for Assistance or Additional Copies.    Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below. Additional copies of the Prospectus/Offer to Exchange, this Letter of Election and Transmittal and the Notice of Guaranteed Delivery may be obtained from the Information Agent at its address and telephone numbers set forth on the back cover of this Letter of Election and Transmittal. Holders of AGA Shares may also contact their broker, dealer, commercial bank or trust company or other nominee for assistance concerning the Offer.

        12.    Withdrawal of Tenders.    A tender of AGA Shares may be withdrawn at any time prior to the expiration date for the Offer by delivery to the Exchange Agent at its address set forth on the cover of this Letter of Election and Transmittal of a written or facsimile (receipt confirmed by telephone) notice of withdrawal providing the information set forth in the Prospectus/Offer to Exchange. Notices of withdrawal must be received by the Exchange Agent prior to the expiration date.

        13.    Election Procedure; Revocation or Change of Election.    The "Tender Offer Election" section must be completed if you desire to elect the type of consideration to be received in exchange for the AGA Shares being tendered hereby. Please note that, as described in the Prospectus/Offer to Exchange, there is a limit on the amount of cash and number of shares of St. Jude Medical common stock available pursuant to the Offer and if AGA stockholders request more than these maximum amounts, proration will occur. If an election is not properly made, the tendering shareholder will be deemed to have been tendered without an election, and the tendered AGA Shares will be treated as described in "The Transaction—Procedure for Tendering" in the Prospectus/Offer to Exchange.

        Tender offer elections (whether actual or deemed) are irrevocable, except that AGA Shares tendered pursuant to the Offer may be withdrawn at any time prior to the expiration date. After an effective withdrawal, AGA Shares may be retendered with another election by submitting to the Exchange Agent a completed replacement of this Letter of Election and Transmittal (and any other documents required by the Offer for properly tendering AGA Shares) prior to the expiration date of the Offer.

        14.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt), and acceptance for exchange of any tender of AGA Shares and any notice of withdrawal will be determined by Offeror in its sole discretion, and Offeror's determinations shall be final and binding. Offeror reserves the absolute right, subject to applicable law, to reject any and all tenders of AGA Shares that it determines are not in proper form or the acceptance of or exchange for which may, in the opinion of Offeror's counsel, be unlawful. Offeror also reserves the absolute right, subject to applicable law, to waive certain conditions to the Offer described in the Prospectus/Offer to Exchange under the section titled "The Transaction—Conditions of the Offer," or any defect or irregularity in the tender of any AGA Shares. No tender of AGA Shares will be deemed to be properly made until all defects and irregularities in tenders of shares have been cured or waived. None of Offeror, the Information Agent, the Exchange Agent or any other person is or will be obligated to give notice of any defects or irregularities in the tender of AGA Shares and none of them will incur any liability for failure to give any such notice. Offeror's interpretation of the terms and conditions of the Offer, including this Letter of Election and Transmittal, will be final and binding.

        If the making of the Offer would not be in compliance with the laws of any jurisdiction, the Offer will not be made to the registered holders resident in such jurisdiction.

        Important: This Letter of Election and Transmittal (or a manually signed copy thereof) together with any signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the Exchange Agent prior to the expiration date and either Share Certificates for tendered AGA Shares must be received by the Exchange Agent or AGA Shares must be delivered pursuant to the procedures for book-entry transfer, in each case prior to the expiration date, or the tendering shareholder must comply with the procedures for guaranteed delivery.

The Exchange Agent for the Offer is:
 Wells Fargo Shareowner Services
Voluntary Corporate Actions Department
P.O. Box 64854
St. Paul, MN 55164-0854

The Information Agent for the Offer is:
 Georgeson Inc.
199 Water Street—26th Floor
New York, NY 10038-3560
Banks and Brokers Call: (212) 440-9800
All Others Call Toll Free: (877) 278-4774

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payor —Social security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

For this type of account:		Give the name and Social Security number of—

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	(a) The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	(b) So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account or single-owner LLC as determined for U.S. federal income tax purposes.	The owner(3)

For this type of account:		Give the name and Employer Identification Number of—

6.	Disregarded entity not owned by an individual	The owner
7.	A valid trust, estate or pension trust	The legal entity(4)
8.	Corporate account or LLC electing corporate status on IRS Form 8832	The corporation
9.	Partnership account (or multiple-member LLC) held in the name of the business	The partnership
10.	Association, club or other tax-exempt organization account	The organization
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
Show the name of the owner. You must show your individual name, but you may also enter your business or "doing business as" name. Either your social security number or employer identification number (if you have one) may be used.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

        Note:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

        If you do not have a taxpayer identification number ("TIN") you should apply for one immediately. You may obtain Form SS-5, Application for a Social Security Card, at the local office of the Social Security Administration or get this form online at www.socialsecurity.gov. You may obtain W-7, Application for IRS Individual Taxpayer Identification Number, and Form SS-5, Application for Employer Identification Number, from the Internal Revenue Service ("IRS") by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS website at www.irs.gov. If you do not have a TIN, and have applied for a TIN or intend to apply for a TIN in the near future, write "Applied For" in the space for the TIN.

Private Act Notice

        Section 6109 requires you to provide your correct taxpayer identification number to payors who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payors must be given numbers whether or not recipients are required to file tax returns. Payors must generally withhold currently at a rate of 28% (which rate is scheduled to increase to 31% for taxable years beginning after December 31, 2010) of any taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payor. Certain penalties may also apply.

Penalties

        (1)   Penalty for failure to Furnish Taxpayer Identification Number—If you fail to furnish your correct taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure, unless your failure is due to reasonable cause and not to willful neglect.

        (2)   Civil Penalty for False Information with Respect to Withholding—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

        (3)   Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

Form W-8BEN (Rev. February 2006) Department of the Treasury Internal Revenue Service
Certificate of Foreign Status of Beneficial Owner
for United States Tax Withholding
>  Section references are to the Internal Revenue Code.   >  See separate instructions.
	> Give this form to the withholding agent or payer. Do not send to the IRS.	OMB No. 1545-1621

Do not use this form for:		Instead, use Form:
•	A U.S. citizen or other U.S. person, including a resident alien individual	W-9
•	A person claiming that income is effectively conneted with the conduct or a trade or business in the United States	W-8ECI
•	A foreign partnership, a foreign simple trust, or a foreign grantor trust (see instructions for exceptions)	W-8ECI or W-8IMY
•
	A foreign government, international organization, foreign central bank of issue, foreign tax-exempt organization, foreign private foundation, or government of a U.S. possession that received effectively connected income or that is claiming the applicability of section(s) 115(2), 501(c), 892, 895, or 1443(b) (see instructions)	W-8ECI or W-8EXP
Note: These entities should use Form W-8BEN if they are claiming treaty benefits or are providing the form only to claim they are a foreign person exempt from backup withholding.
•	A person acting as an intermediary	W-8IMY
Note: See instructions for additional exceptions.

  Part I       Identification of Beneficial Owner (See instructions.)

1	Name of individual or organization that is the beneficial owner							2 Country of incorporation or organization

3	Type of beneficial owner:		☐	Individual	☐	Corporation	☐	Disregarded entity	☐	Partnership	☐	Simple trust
	☐	Grantor trust	☐	Complex trust	☐	Estate	☐	Government	☐	International organization
	☐	Central bank of issue	☐	Tax-exempt organization	☐	Private foundation

4	Permanent residence address (street, apt. or suite no., or rural route). Do not use a P.O. box or in-care-of address.

	City or town, state or province. Include postal code where appropriate.								Country (do not abbreviate)

5	Mailing address (if different from above)

	City or town, state or province. Include postal code where appropriate.								Country (do not abbreviate)

6	U.S. taxpayer identification number, if required (see instructions)						7 Foreign tax identifying number, if any (optional)
☐ SSN or ITIN ☐ EIN

8	Reference number(s) (see instructions)

  Part II       Claim of Tax Treaty Benefits (if applicable)

9	I certify that (check all that apply):
	a	☐	The beneficial owner is a resident of within the meaning of the income tax treaty between the United States and that country.
	b	☐	If required, the U.S. taxpayer identification number is stated on line 6 (see instructions).
	c	☐	The beneficial owner is not an individual, derives the item (or items) of income for which the treaty benefits are claimed, and, if applicable, meets the requirements of the treaty provision dealing with limition on benefits (see instructions).
	d	☐	The beneficial owner is not an individual, is claiming treaty benefits for dividends received from a foreign corporation or interest from a U.S. trade or business of a foreign corporation, and meets qualified resident status (see instructions).
	e	☐	The beneficial owner is related to the person obligated to pay the income within the meaning of section 267(b) or 707(b), and will file Form 8833 if the amount subject to withholding received during a calendar year exceeds, in the aggregate, $500,000.
10
Special rates and conditions (if applicable—see instructions): The beneficial owner is claiming the provisions of Article of the treaty identified on line 9a above to claim a % rate of withholding on (specify type of income):
Explain the reasons the beneficial owner meets the terms of the treaty article:

  Part III       Notional Principal Contracts

11	☐	I have provided or will provide a statement that identifies those notional principal contracts from which the income is not effectively connected with the conduct of a trade or business in the United States. I agree to update this statement as required.

  Part IV       Certification

Under penalties of perjury, I declare that I have examined the information on this form and to the best of my knowledge and belief it is true, correct, and complete. I further certify under penalties of perjury that:
1	I am the beneficial owner (or am authorized to sign for the beneficial owner) of all the income to which this form relates,
2	The beneficial owner is not a U.S. person,
3	The income to which this form relates is (a) not effectively connected with the conduct of a trade or business in the United States, (b) effectively connected but is not subject to tax under an income tax treaty, or (c) he partner's share of partnership's effectively connected income, and
4	For broker transactions or barter exchanges, the beneficial owner is an exempt foreign person as defined in the instructions.

Furthermore, I authorize this form to be provided to any withholding agent that has control, receipt, or custody of the income of which I am the beneficial owner or any withholding agent that can disburse or make payments of the income of which I am the beneficial owner.

Sign Here >
	Signature of beneficial owner (or individual authorized to sign for beneficial owner)	Date (MM-DD-YYYY)	Capacity in which acting

For Paperwork Reduction Act Notice, see separate instructions.	Cat. No. 25047Z	Form W-8BEN (Rev. 2-2006)

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LETTER OF ELECTION AND TRANSMITTAL